Exhibit 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR
RULE 15d-14(b) and 18 U.S.C. Sec.1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Rick’s Cabaret International, Inc. (the "Company") on Form 10-K for the year ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Phillip K. Marshall, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 17, 2009	By:	/s/ Phillip K. Marshall
Phillip K. Marshall
Chief Financial Officer/Principal Accounting Officer